                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2021

                            SCUDDER SECURITIES TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        5/31

Date of reporting period:       5/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Health Care Fund

Annual Report to Shareholders

May 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. The fund may focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2004

Classes A, B, C and I

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I shares are not subject to sales charge.

Returns and rankings during all periods shown for Class B and I reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the Scudder Health Care Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/04
Scudder Health Care Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	21.15%	2.21%	11.54%	10.39%
Class B	20.17%	1.33%	10.61%	9.48%
Class C	20.15%	1.36%	10.64%	9.51%
S&P 500 Index+	18.33%	-2.14%	-1.52%	2.54%
Goldman Sachs Healthcare Index++	16.42%	.73%	5.27%	7.33%

Scudder Health Care Fund	1-Year	3-Year	Life of Class**
Class I	21.60%	2.64%	-1.59%
S&P 500 Index+	18.33%	-2.14%	-3.15%
Goldman Sachs Healthcare Index++	16.42%	.73%	-3.17%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.
** Class I shares commenced operations on December 29, 2000. Index returns begin December 31, 2000.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Health Care Fund - Class A [] S&P 500 Index+ [] Goldman Sachs Healthcare Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425. The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.
Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/04
Scudder Health Care Fund		1-Year	3-Year	5-Year	Life of Fund*	Life of Class**
Class A	Growth of $10,000	$11,418	$10,063	$16,268	$17,469	-
	Average annual total return	14.18%	.21%	10.22%	9.35%	-
Class B	Growth of $10,000	$11,717	$10,203	$16,458	$17,603	-
	Average annual total return	17.17%	.67%	10.48%	9.48%	-
Class C	Growth of $10,000	$12,015	$10,413	$16,580	$17,632	-
	Average annual total return	20.15%	1.36%	10.64%	9.51%	-
Class I	Growth of $10,000	$12,160	$10,812	-	-	$9,469
	Average annual total return	21.60%	2.64%	-	-	-1.59%
S&P 500 Index+	Growth of $10,000	$11,833	$9,372	$9,262	$11,697	$8,963
	Average annual total return	18.33%	-2.14%	-1.52%	2.54%	-3.15%
Goldman Sachs Healthcare Index++	Growth of $10,000	$11,642	$10,220	$12,925	$15,468	$8,970
	Average annual total return	16.42%	.73%	5.27%	7.33%	-3.17%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.
** Class I shares commenced operations on December 29, 2000. Index returns begin December 31, 2000.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value
	Class A	Class B	Class C	Class I
Net Asset Value: 5/31/04	$ 21.77	$ 21.15	$ 21.17	$ 22.12
5/31/03	$ 17.97	$ 17.60	$ 17.62	$ 18.19

Class A Lipper Rankings - Health/Biotechnology Funds Category as of 5/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	72	of	195	37
3-Year	38	of	147	26

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during the 5-year and life-of-fund periods shown for Class S reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Health Care Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Shareholders redeeming Class AARP and Class S shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

Average Annual Total Returns as of 5/31/04
Scudder Health Care Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	21.39%	2.42%	11.83%	10.69%
Class AARP	21.45%	2.45%	11.84%	10.69%
S&P 500 Index+	18.33%	-2.14%	-1.52%	2.54%
Goldman Sachs Healthcare Index++	16.42%	.73%	5.27%	7.33%

Sources: Lipper Inc. and Deutsche Investment Management Americas, Inc.

* The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.
Net Asset Value
	Class AARP	Class S
Net Asset Value: 5/31/04	$ 21.97	$ 21.96
5/31/03	$ 18.09	$ 18.09

Growth of an Assumed $10,000 Investment
[] Scudder Health Care Fund - Class S [] S&P 500 Index+ [] Goldman Sachs Healthcare Index++

Yearly periods ended May 31

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.
Comparative Results as of 5/31/04
Scudder Health Care Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$12,139	$10,744	$17,488	$18,843
	Average annual total return	21.39%	2.42%	11.83%	10.69%
Class AARP	Growth of $10,000	$12,145	$10,754	$17,496	$18,852
	Average annual total return	21.45%	2.45%	11.84%	10.69%
S&P 500 Index+	Growth of $10,000	$11,833	$9,372	$9,262	$11,697
	Average annual total return	18.33%	-2.14%	-1.52%	2.54%
Goldman Sachs Healthcare Index++	Growth of $10,000	$11,642	$10,220	$12,925	$15,468
	Average annual total return	16.42%	.73%	5.27%	7.33%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S Lipper Rankings - Health/Biotechnology Funds Category as of 5/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	68	of	195	35
3-Year	36	of	147	25
5-Year	20	of	52	38

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Portfolio Management Review

Scudder Health Care Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Health Care Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

James Fenger

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1983 and the fund in 1998.

• Over 20 years of investment industry experience.

• MBA, University of Wisconsin.

Leefin Lai

CFA, Senior Vice President of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2001, previously serving as an analyst for Salomon Smith Barney and Paine Webber and as Vice President/analyst for Citigroup Global Asset Management and Scudder Kemper Investments.

• Over 11 years of investment industry experience.

• MBA, University of Illinois.

Thomas Bucher

CFA, Director of Deutsche Asset Management and Consultant of the fund.

• Joined Deutsche Asset Management in 1995, previously serving as analyst for European Chemical, Oil, Steel and Engineering sectors and analyst/portfolio manager for Eastern European equity.

• Head of global equity research team for Health Care sector and portfolio manager for European Equity: Frankfurt.

• MA, University of Tuegingen, Germany.

• Joined the fund in 2002.

IIn the following interview, Portfolio Managers James Fenger and Leefin Lai discuss Scudder Health Care Fund's performance, strategy and market environment for its most recent fiscal year ended May 31, 2004.

Q: How did Scudder Health Care Fund perform over the 12 months ended May 31, 2004?

A: Scudder Health Care Fund outperformed both its Lipper category average and the unmanaged Standard & Poor's 500 index for the 12 months ended May 31. The fund returned 21.15% for the period. (Class A shares unadjusted for sales charge. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results.) That compares with the 19.71% return for the Lipper Health/Biotechnology Funds category average and the 18.33% return of the Standard & Poor's 500 index.1 In addition, the fund outperformed the 16.42% return of its secondary benchmark, the Goldman Sachs Healthcare Index. (Please see pages 4 through 8 for the performance of other share classes and more complete performance information.)

1 Source: Lipper Inc. The Lipper Health/Biotechnology Funds category comprises portfolios that invest at least 65% of equity assets in shares of companies engaged in health care, medicine and biotechnology. It is not possible to invest directly in an index or a Lipper category.

Q: Will you describe the most successful investment decisions during the period?

A: MGI Pharma, Inc. (1.8% of market value as of 5/31/04), an emerging drug discovery company, posted a strong gain during the period. The company's key product was successfully launched last fall. The new drug, Aloxi, is used to treat nausea in patients who are undergoing chemotherapy. Aloxi has an advantage over competing products on the market in that the duration of its effectiveness is longer, and the drug does not require multiple doses. There are also advantages to physicians in terms of reimbursement. MGI Pharma, Inc. went from sustaining losses to profitability in a short period of time, and its key product continues to exceed expectations.

Gen-Probe, Inc. (0.8% of market value as of 5/31/04), up significantly during the period, is a diagnostic company. Its stock has done well as the company launched new diagnostics for blood screening and sexually transmitted diseases. These tests can detect viruses in the blood at an earlier stage than other tests, as they look for genetic markers of the virus itself as opposed to antibodies to the virus, which take longer to develop. Over the next few years, the company is expected to continue to grow significantly from geographic expansion, the launch of a fully automated system and development of new tests for the West Nile virus and hepatitis. Gen-Probe, Inc. also has a promising new test under development for prostate cancer, a diagnostic that will have far greater accuracy than the current standard.

Genentech, Inc. (1.8% of market value as of 5/31/04) received positive news on two of its cancer products. One, Avastin, was shown to provide a superior survival benefit in treating colorectal cancer. Avastin represents a new technology in the war against cancer, as it reduces the flow of blood to tumors, with minimal side effects. Avastin was launched a few months ago and is now exceeding expectations. Genentech has another oncology drug under development, Tarceva, for non-small-cell lung cancer. Tarceva blocks a growth factor that is a key component in cancer cell growth and has been shown to increase patient survival in a recently reported clinical trial. The company's stock rose sharply during the 12 months as a result of these developments.

Zimmer Holdings, Inc. (1.3% of market value as of 5/31/04), an orthopedic company, saw its stock advance. Since its spin-off from Bristol-Myers Squibb, Zimmer continued to succeed in its field through market-share gains and enhanced profitability. The market for hip and knee-joint replacement is growing at a double-digit rate due to the overall aging of the population and a movement toward more sophisticated, longer-lasting, higher-priced implants.

Alcon, Inc. (1.1% of market value as of 5/31/04), up nicely, is in the ophthalmic area. The company has a new product in development for age-related macular degeneration. This disease occurs in the back of the eye and is a leading cause of blindness among elderly people. Alcon's drug could be approved as early as next year and would represent another treatment option in a disease for which current therapies have significant limitations.

Fisher Scientific International, Inc. (2.0% of market value as of 5/31/04), which experienced a strong gain over the period, is a distributor of scientific equipment. The company continued to benefit from positive trends in that market. The company has also made a series of acquisitions, including the recently announced merger with Apogent, another scientific equipment company. This transaction, along with prior acquisitions, increases Fisher's exposure to the life sciences market, broadens the company's product line and geographic reach, and increases the number of self-manufactured items. The company is also benefiting from cost synergies as these mergers are completed.

Q: What fund holdings proved disappointing during the period?

A: First Health Group (not in the portfolio as of 5/31/04) declined during the period. First Health is a managed care company that is facing greater competition on a national level. We eliminated the position because we believe the company is going to have a difficult time achieving its earnings targets.

InterMune, Inc. (not in the portfolio as of 5/31/04), an emerging biotechnology company, was down over the period. The company's lead product has suffered from negative clinical results. This is also a position we sold during the period.

Wyeth (1.8% of market value as of 5/31/04), a large-cap pharmaceutical company, saw its stock fall during the period. Wyeth faced two issues. First, the company continued to be plagued by litigation regarding its diet drug, often referred to as fen-phen, which was removed from the market several years ago. We had hoped Wyeth would be able to achieve closure on this issue by now. However, recent events have increased the likelihood that its liability exposure will rise further from lawsuits that are still outstanding. Second, the company has experienced manufacturing problems with its childhood vaccine, Prevnar. We expect that the problems with Prevnar will be fully resolved in the second half of 2004. However, we remain concerned about the fen-phen litigation. We think Wyeth's stock is reasonably valued, but we have reduced our position given the ongoing diet litigation concerns.

Q: How did you position the fund within biotechnology stocks during the fund's most recent fiscal year?

A: For the period, the fund's biotechnology position increased due to gains in several biotechnology stocks as well as the addition of some new biotechnology companies to the fund's portfolio. Biotechnology remains an area of focus for the fund. We believe that the biotechnology and emerging drug discovery sectors will be the most productive in terms of breakthrough new product developments. We have seen strong clinical results from new biotechnology drugs recently, especially with regard to cancer treatments, but also in multiple sclerosis, psoriasis, rheumatoid arthritis and other areas. We've witnessed several recent product launches that are exceeding expectations. For example, as mentioned earlier, MGI Pharma's Aloxi is doing well. Two new products to treat cancer, Avastin from Genentech, cited earlier, and Erbitux from ImClone, are exceeding expectations. Both products represent medical breakthroughs in the treatment of cancer due to their unique targeted action mechanisms and minimal side effects. This is in sharp contrast to highly toxic chemotherapy drugs, the traditional means of cancer treatment. Most chemotherapeutic agents are far less specific, many have not shown meaningful increases in survival.

More biotechnology companies are achieving profitability. Gilead Sciences, Inc. (2.1% of market value as of 5/31/04) is an example of a biotechnology company that has become profitable through the launch of new drugs to treat the HIV virus. Viread, Gilead's new drug, quickly became a market leader due to reduced side effects, an easier treatment regimen and a low level of resistance to the HIV virus. Later this year, Gilead is expected to launch a new combination product for HIV that will further simplify treatment. Another favorable element for the industry is the Federal Drug Administration (FDA). Over the last few years, the FDA has decreased the approval period for new agents to treat life-threatening and difficult-to-treat illnesses such as cancer, AIDS and multiple sclerosis. Another biotechnology company we favor is Amgen, Inc. (2.1% of market value as of 5/31/04), which is selling at an attractive valuation. In addition to continued growth in the cancer and dialysis markets, Amgen is developing a new method for treating osteoporosis. Biogen Idec, Inc. (1.5% of market value as of 5/31/04), with its new product for multiple sclerosis; Gen-Probe with its new diagnostic agents; and Celgene Corp. (0.3% of market value as of 5/31/04) in the cancer area are other biotech companies with promising futures. Finally, another name that we like is Charles River Laboratories International, Inc. (1.1% of market value as of 5/31/04.) Charles River provides preclinical services, such as animal testing, used by the biotech and pharmaceutical industries as well as academic institutions for basic research and early clinical development.

Q: How was the fund positioned within health care services stocks during the period?

A: We reduced the fund's position in health care services stocks after we sold several hospital stocks and reduced holdings in the drug distribution area. Our main focus within health care services has been the managed care companies such as UnitedHealth Group, Inc., WellPoint Health Networks, Inc., Aetna, Inc. and Anthem, Inc. (2.7%, 1.7%, 1.1% and 2.1% of market value as of 5/31/04, respectively), which have benefited because the rates of increase in health care costs are slowing down. We expect managed care companies to continue to show strong earnings growth.

Another area within health care services that we continue to favor is prescription benefits managers. The biggest name in this subsector is Caremark Rx, Inc. (3.2% of market value as of 5/31/04), which performed well during the period. The company's specialty drug distribution business that deals with biotechnology products has seen an increase in volume. We also think that the prospects are favorable for a merger that Caremark recently finalized with AdvancePCS, as there should be many cost synergies between the two companies. We believe that Caremark should be able to apply its strengths in specialty pharmaceuticals and mail order services to the customer base of AdvancePCS.

One area of health care services where we decreased exposure is drug distribution. The concern is that this area has become more competitive as indicated by some recent contracts that were signed at less profitable levels. We're also seeing the incentive for building inventory just before a price increase diminishes, which lowers overall gross margins.

We have also decreased the fund's weighting in hospitals because of concern over recent increases in hospitals' bad debt expenses. Admissions growth has slowed, and there has been an increase in uninsured patients, given higher unemployment and cuts in health benefits nationwide. In addition, hospitals have experienced competitive pressure from freestanding surgical centers. We plan to remain underweight in hospitals for the foreseeable future, as we believe it will take time for some of these less favorable trends to turn around.

The fund has a small position in adult long-term care, represented by Kindred Healthcare, Inc., Omnicare, Inc. and Manor Care, Inc. (1.0%, 0.7% and 0.7% of market value as of 5/31/04, respectively). Kindred is also a leader in long-term critical care, while Omnicare provides prescription services to nursing homes. We expect that recent increases in funding in these areas should enhance profitability levels.

Q: How did you position the fund within medical devices and supplies during the fund's most recent fiscal year?

A: The fund's allocation in medical devices and supplies increased during the period, as we added several new names in this area. Two areas that we have favored in this sector are orthopedics and cardiovascular devices. Within orthopedics, the fund holds companies such as Zimmer Holdings, Inc., Smith & Nephew PLC, Biomet, Inc., Stryker Corp. and Kyphon, Inc. (1.3%, 0.8%, 0.6%, 1.0% and 0.7% of market value as of 5/31/04, respectively). We think the prospects for this area are good because we are seeing positive unit growth due to the demographic trend of aging baby boomers. We are also seeing a significant shift to higher-priced hip and knee implants that utilize new technologies and materials that are more durable. Although we believe that strong stable growth in this subsector will continue, we have taken some profits as valuations reached levels above historical norms.

The second subsector within medical devices and supplies in which we have significant holdings is the cardiovascular area. Cardiovascular device companies that we own include Boston Scientific Corp., St. Jude Medical, Inc., Medtronic, Inc. and Guidant Corp. (1.5%, 1.6%, 1.2% and 1.6% of market value as of 5/31/04, respectively). We favor this area for two reasons. First, we see significant potential for drug-eluting coronary stents, which open blocked blood vessels to the heart and are priced at a premium to bare metal stents.

The other product area that has captured our interest within the cardiovascular subsector is cardiac rhythm management. These companies sell implantable devices that are used to control heart rhythms. Implantable defibrillators represent a key growth area. Further clinical results suggest that the number of patients using these devices could expand significantly in the near future, with current market penetration based on these larger market opportunities at only 20%.

Another interesting area is the spinal market, where we've seen a number of products launched recently. These include a product from Medtronic Inc. that combines a biological agent and a device administered under a surgical procedure to alleviate disk problems. Artificial disks are currently under development and could represent the next big advance in terms of treatment within this area.

Finally, we added several new names in the medical supply and specialty sector. Two hospital supply companies that were added, C.R. Bard, Inc. and Becton, Dickinson and Co. (1.1% and 1.3% of market value as of 5/31/04, respectively), had attractive valuations and are benefiting from strong cash flows, enhanced profitability from the launch of new products and positive foreign currency trends. Another added company, Nobel Biocare Holding AG (1.4% of market value as of 5/31/04), is a European firm that participates in the rapidly growing market for dental implants. All three of these new names contributed positively to investment performance since their addition to the fund's portfolio.

Q: How did you position the fund within major pharmaceutical stocks during the fund's most recent fiscal year?

A: Based on the addition of some international stocks from this sector, the fund's holdings in major pharmaceuticals increased during the period. However, we continue to hold an underweight position within this sector relative to the benchmark, as we remain concerned about the lack of new products in the pipeline for major pharmaceutical companies. This subsector is also experiencing continued pressure from generic drug makers as many major pharmaceuticals are facing patent expirations. This means that generic drug manufacturers will be able to duplicate and sell these formerly patent-protected products at significantly lower prices. We also are concerned about increased pricing pressure on these companies' products amid discussion of the reimportation of drugs from Canada. If this legislation passes and includes other markets such as Europe, it would negatively affect the major pharmaceuticals' ability to price their products favorably.

We view the recently passed Medicare prescription drug benefit legislation as a positive development, because it reduces some uncertainty within this subsector. While pricing concessions will occur, we foresee an increase in overall unit growth.

We continue to believe that Pfizer, Inc. (6.7% of market value as of 5/31/04) is facing fewer problems than some of its competitors, given that the company has limited exposure to major patent expirations. We continue to hold a large weighting in Pfizer, as we foresee positive growth and expect the company to launch several new products this year. These include a product to treat epilepsy, general anxiety and neuropathic pain. Another new product is intended for the treatment of pulmonary diseases. Pfizer's new products have advantages over competitors' products in terms of effectiveness and/or duration of action.

Eli Lilly & Co. (2.7% of market value as of 5/31/04) is another company the fund holds in this group. Lilly's major advantage is that it has one of the stronger product pipelines within the pharmaceuticals area. The company expects to launch a new product for depression this summer that could become a market leader. The new drug offers a dual mechanism of action that will differentiate it from currently available antidepressants. We are also enthusiastic about a product that Lilly is developing for diabetes and incontinence that could be launched next year.

Novartis AG (2.6% of market value as of 5/31/04), a Swiss company, has two oral drugs in clinical development that interest us. One is for oncology, and the other is for diabetes. Novartis is exhibiting strong growth relative to its peers and is facing few patent expirations. Roche Holdings AG (2.2% of market value as of 5/31/04), another Swiss company that we favor, has majority ownership in Genentech, whose oncology treatments are performing well. Roche is also benefiting from the ability to sell Genentech-developed drugs in Europe, including Rituxin, used to treat non-Hodgkin's lymphoma, and Herceptin, used to treat breast cancer. Roche will be launching new cancer treatments developed by Genentech, including Avastin and Tarceva, in Europe over the next two years.

Q: How did you position the fund within specialty pharmaceutical stocks during the 12-month period?

A: The fund's allocation in specialty pharmaceuticals declined slightly during the fiscal year as we reduced holdings in providers of generic drugs. We continue to favor the specialty pharmaceuticals area because we believe the growth rate of these companies will continue to exceed that of the larger pharmaceutical companies. Although we continue to believe that the generic drug industry will experience overall growth, we are concerned about increased competition that is causing some pricing difficulties.

Teva Pharmaceutical Industries Ltd. (1.2% of market value as of 5/31/04), a stock we continue to favor within this subsector, has a broad-based generic portfolio. Therefore, unlike many of the generic manufacturers, Teva is not overly dependent on any one product. We also are encouraged by the fact that the company is vertically integrated and produces its own raw materials. We think that Teva will continue to be a leader in new product launches within the generic industry.

In addition, we continue to favor Alcon, Inc. and Allergan, Inc. (1.1% and 1.4% of market value as of 5/31/04) in the ophthalmic area. Allergan, a leader in medications to treat eye disorders, also markets Botox, an injectable product used for muscular problems and approved for cosmetic purposes. New products in the ophthalmic area, new indications for Botox and a new oral medication for the treatment of psoriasis will create significant future opportunities for Allergan.

Forest Laboratories, Inc. also has been a positive performer over the past 12 months due to the launch of a new product for Alzheimer's disease that is performing well and has captured significant market share. Forest continues to profit from increased share in the antidepressant market. During the period, we reduced our long-standing holding in Forest Laboratories (0.8% of market value as of 5/31/04) on strength, as the stock reached a higher valuation.

Q: Any final thoughts for shareholders?

A: We continue to be optimistic regarding the prospects for new products from the biotechnology and other subsectors, and for health care stocks in general. We believe Scudder Health Care Fund is an appropriate vehicle for investors seeking to participate in the long-term growth of a diversified but select group of health care companies. We work with a global team of 11 health care specialists who perform in-depth research in their respective areas of expertise. This team approach enables us to find the companies with what we believe are the best prospects.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2004

Asset Allocation	5/31/04	5/31/03

Common Stocks	97%	95%
Cash Equivalents	3%	5%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	5/31/04	5/31/03

Pharmaceuticals: Major Pharmaceuticals	20%	18%
Specialty Pharmaceuticals	13%	15%
Biotechnology	23%	22%
Medical Supply & Specialty	21%	14%
Health Care Services	16%	22%
Hospital Management	4%	8%
Life Science Equipment	3%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2004 (28.5% of Portfolio)
1. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	6.7%
2. Caremark Rx, Inc. Provider of pharmaceutical services in the United States	3.2%
3. Eli Lilly & Co. Producer of pharmaceuticals	2.7%
4. UnitedHealth Group Inc. Operator of organized health systems	2.7%
5. Novartis AG Manufacturer of pharmaceutical and nutrition products	2.6%
6. Roche Holding AG Developer of pharmaceutical and diagnostic products	2.2%
7. Amgen, Inc. Developer of pharmaceuticals	2.1%
8. Gilead Sciences, Inc. Developer of pharmaceuticals	2.1%
9. Anthem, Inc. Provider of health benefits	2.1%
10. Fisher Scientific International, Inc. Provider of laboratory supplies, equipment and related services	2.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 26. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of May 31, 2004

	Shares	Value ($)

Common Stocks 95.9%
Health Care 95.9%
Biotechnology 22.4%
Alkermes, Inc.*	77,600	1,117,440
Amgen, Inc.*	99,900	5,464,530
Amylin Pharmaceuticals, Inc.*	85,800	1,901,328
AtheroGenics, Inc.*	43,400	1,019,466
Atrix Laboratories, Inc.*	42,800	1,168,012
Axonyx, Inc.*	154,900	768,304
Biogen Idec, Inc.*	62,395	3,877,849
Celgene Corp.*	15,500	883,500
Chiron Corp.*	73,400	3,284,650
Discovery Laboratories, Inc.*	129,200	1,413,448
Gen-Probe, Inc.*	47,500	1,992,150
Genentech, Inc.*	79,600	4,760,876
Genzyme Corp. (General Division)*	93,100	4,057,298
Gilead Sciences, Inc.*	83,300	5,452,818
Incyte Corp.*	99,800	715,566
Keryx Biopharmaceuticals, Inc.*	100,300	1,341,011
Kosan Biosciences, Inc.*	70,800	768,888
Martek Biosciences Corp.*	18,900	1,209,033
Medicines Co.*	110,900	3,565,435
Millennium Pharmaceuticals, Inc.*	124,100	1,850,331
MGI Pharma, Inc.*	71,300	4,585,303
Myogen, Inc.* (d)	45,000	470,250
Neurocrine Biosciences, Inc.*	52,100	2,984,809
Onyx Pharmaceuticals, Inc.*	40,400	1,897,588
OSI Pharmaceuticals, Inc.*	6,100	499,956
Pharmion Corp.*	17,800	747,600
		57,797,439
Health Care Services 15.7%
Aetna, Inc.	34,600	2,809,520
Allscripts Healthcare Solutions, Inc.*	82,400	678,894
AmerisourceBergen Corp.	34,200	2,051,316
Anthem, Inc.*	60,200	5,329,506
Cardinal Health, Inc.	50,600	3,426,126
Caremark Rx, Inc.*	265,600	8,286,720
Express Scripts, Inc. "A"*	19,500	1,526,070
Medco Health Solutions, Inc.*	56,526	1,980,106
Omnicare, Inc.	44,400	1,909,200
PSS World Medical, Inc.*	136,400	1,370,820
UnitedHealth Group, Inc.	104,160	6,796,440
WellPoint Health Networks, Inc.*	38,500	4,294,290
		40,459,008
Hospital Management 4.2%
Community Health Systems, Inc.*	125,600	3,202,800
HCA, Inc.	87,100	3,382,093
Kindred Healthcare, Inc.*	99,600	2,474,064
Manor Care, Inc.	60,500	1,895,465
		10,954,422
Life Science Equipment 1.7%
Charles River Laboratories International, Inc.*	63,400	2,858,072
Invitrogen Corp.*	23,400	1,625,130
		4,483,202
Medical Supply & Specialty 20.2%
Abbott Laboratories	115,700	4,767,997
Becton, Dickinson and Co.	67,600	3,401,632
Biomet, Inc.	38,175	1,531,581
Boston Scientific Corp.*	87,500	3,876,250
C.R. Bard, Inc.	24,400	2,736,948
Dade Behring Holdings, Inc.*	28,000	1,250,200
Dyax Corp.*	126,300	1,244,055
Elekta AB "B"*	80,900	1,617,609
Fisher Scientific International, Inc.*	92,200	5,293,202
Guidant Corp.	75,100	4,080,934
I-Flow Corp.*	60,900	823,977
Kyphon, Inc.*	74,500	1,824,505
Medtronic, Inc.	65,100	3,118,290
Nobel Biocare Holding AG	24,150	3,583,200
Smith & Nephew PLC	189,912	1,989,715
St. Jude Medical, Inc.*	54,000	4,118,040
Stryker Corp.	48,800	2,481,480
Varian Medical Systems, Inc.*	14,700	1,218,630
Zimmer Holdings, Inc.*	38,700	3,303,045
		52,261,290
Pharmaceuticals 31.7%
Alcon, Inc.	35,800	2,808,868
Allergan, Inc.	41,400	3,680,460
Altana AG	16,400	1,064,741
AstraZeneca PLC	51,785	2,410,188
Barr Pharmaceuticals, Inc.*	33,400	1,456,908
Barrier Therapeutics, Inc.* (d)	90,800	1,102,312
Elan Corp. PLC (ADR)* (d)	66,800	1,569,132
Eli Lilly & Co.	93,700	6,902,879
Forest Laboratories, Inc.*	31,700	2,009,463
IVAX Corp.*	175,200	4,266,120
Medicis Pharmaceutical Corp.	46,700	1,976,344
Mylan Laboratories, Inc.	126,425	2,820,542
Novartis AG (Registered)	146,862	6,583,954
Pfizer, Inc.	485,750	17,166,405
Roche Holding AG	53,657	5,649,907
Schering-Plough Corp.	242,900	4,105,010
Taro Pharmaceutical Industries Ltd.*	40,800	1,799,280
Teva Pharmaceutical Industries Ltd. (ADR)	48,300	3,196,011
Valeant Pharmaceuticals International	68,800	1,257,664
Watson Pharmaceuticals, Inc.*	77,100	2,879,685
Wyeth	130,900	4,712,400
Yamanouchi Pharmaceutical Co., Ltd.	77,000	2,479,253
		81,897,526
Total Common Stocks (Cost $194,512,909)		247,852,887

Securities Lending Collateral 1.0%
Daily Assets Fund Institutional, 1.08% (c) (e) (Cost $2,447,750)	2,447,750	2,447,750

Cash Equivalents 3.1%
Scudder Cash Management QP Trust, 1.12% (b) (Cost $8,112,946)	8,112,946	8,112,946
Total Investment Portfolio - 100.0% (Cost $205,073,605) (a)		258,413,583

* Non-income producing security.
(a) The cost for federal income tax purposes was $205,813,044. At May 31, 2004, net unrealized appreciation for all securities based on tax cost was $52,600,539. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $57,093,920 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,493,381.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven day yield at period end.
(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2004 amounted to $2,381,644, which is .93% of total net assets.
(e) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2004
Assets
Investments: Investments in securities, at value (cost $194,512,909)	$ 247,852,887
Investments in Daily Assets Fund Institutional (cost $2,447,750)*	2,447,750
Investment in Scudder Cash Management QP Trust (cost $8,112,946)	8,112,946
Total investments in securities, at value (cost $205,073,605)	258,413,583
Cash	10,000
Foreign currency, at value (cost $109,562)	112,052
Receivable for investments sold	1,756,948
Dividends receivable	234,779
Interest receivable	8,842
Receivable for Fund shares sold	310,879
Foreign taxes recoverable	55,932
Total assets	260,903,015
Liabilities
Payable for investments purchased	1,685,917
Payable for Fund shares redeemed	93,046
Collateral on securities loaned	2,447,750
Accrued management fee	181,002
Other accrued expenses and payables	236,289
Total liabilities	4,644,004
Net assets, at value	$ 256,259,011
Net Assets
Net unrealized appreciation (depreciation) on: Investments	53,339,978
Foreign currency related transactions	6,206
Accumulated net realized gain (loss)	(25,645,159)
Paid-in capital	228,557,986
Net assets, at value	$ 256,259,011

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($39,558,867 / 1,817,074 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.77
Maximum offering price per share (100 / 94.25 of $21.77)	$ 23.10
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($15,902,426 / 751,957 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 21.15
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,896,241 / 325,767 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 21.17
Class I Net Asset Value, offering and redemption price per share ($32,279 / 1,459 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.12
Class AARP Net Asset Value, offering and redemption price (a) per share ($44,213,964 / 2,012,849 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.97
Class S Net Asset Value, offering and redemption price (a) per share ($149,655,234 / 6,814,124 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.96

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $56,738)	$ 1,401,970
Interest - Scudder Cash Management QP Trust	62,382
Securities lending	2,657
Total Income	1,467,009
Expenses: Management fee	1,909,959
Administrative fee	989,263
Services to shareholders*	165,016
Distribution service fees	260,729
Trustees' fees and expenses	9,308
Other*	53,954
Total expenses, before expense reductions	3,388,229
Expense reductions	(5,419)
Total expenses, after expense reductions	3,382,810
Net investment income (loss)	(1,915,801)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	14,470,893
Foreign currency related transactions	(1,296)
14,469,597
Net unrealized appreciation (depreciation) during the period on: Investments	28,407,783
Foreign currency related transactions	4,616
28,412,399
Net gain (loss) on investment transactions	42,881,996
Net increase (decrease) in net assets resulting from operations	$ 40,966,195

* Included herein are amounts representing two months of operating expenses previously covered by the Administrative Agreement (see Note C of the Notes to the Financial Statements) including custodian and accounting fees, auditing, legal, reports to shareholders and registration fees.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2004	2003
Operations: Net investment income (loss)	$ (1,915,801)	$ (1,390,548)
Net realized gain (loss) on investment transactions	14,469,597	(11,764,298)
Net unrealized appreciation (depreciation) on investment transactions during the period	28,412,399	10,752,105
Net increase (decrease) in net assets resulting from operations	40,966,195	(2,402,741)
Fund share transactions: Proceeds from shares sold	74,419,655	37,502,617
Cost of shares redeemed	(44,851,607)	(55,810,001)
Redemption fees	38,171	41,382
Net increase (decrease) in net assets from Fund share transactions	29,606,219	(18,266,002)
Increase (decrease) in net assets	70,572,414	(20,668,743)
Net assets at beginning of period	185,686,597	206,355,340
Net assets at end of period	$ 256,259,011	$ 185,686,597

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended May 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 17.97	$ 17.91	$ 20.41	$ 23.34
Income (loss) from investment operations: Net investment income (loss)[b]	(.18)	(.15)	(.19)	(.07)
Net realized and unrealized gain (loss) on investment transactions	3.98	.21	(2.32)	(2.86)
Total from investment operations	3.80	.06	(2.51)	(2.93)
Redemption fees	-***	-***	.01	-
Net asset value, end of period	$ 21.77	$ 17.97	$ 17.91	$ 20.41
Total Return (%)[c]	21.15	.34	(12.25)	(12.55)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	24	17	7
Ratio of expenses (%)	1.59	1.53	1.48	1.40*
Ratio of net investment income (loss) (%)	(.91)	(.94)	(.98)	(.74)*
Portfolio turnover rate (%)	62	53	62	65
[a] For the period December 29, 2000 (commencement of operations of Class A shares) to May 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended May 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 17.60	$ 17.69	$ 20.33	$ 23.34
Income (loss) from investment operations: Net investment income (loss)[b]	(.34)	(.27)	(.34)	(.13)
Net realized and unrealized gain (loss) on investment transactions	3.89	.18	(2.31)	(2.88)
Total from investment operations	3.55	(.09)	(2.65)	(3.01)
Redemption fees	-***	-***	.01	-
Net asset value, end of period	$ 21.15	$ 17.60	$ 17.69	$ 20.33
Total Return (%)[c]	20.17[d]	(.51)	(12.99)	(12.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	12	12	4
Ratio of expenses before expense reductions (%)	2.43	2.32	2.28	2.19*
Ratio of expenses after expense reductions (%)	2.42	2.32	2.28	2.19*
Ratio of net investment income (loss) (%)	(1.74)	(1.73)	(1.78)	(1.53)*
Portfolio turnover rate (%)	62	53	62	65
[a] For the period December 29, 2000 (commencement of operations of Class B shares) to May 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended May 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 17.62	$ 17.70	$ 20.33	$ 23.34
Income (loss) from investment operations: Net investment income (loss)[b]	(.34)	(.27)	(.34)	(.13)
Net realized and unrealized gain (loss) on investment transactions	3.89	.19	(2.30)	(2.88)
Total from investment operations	3.55	(.08)	(2.64)	(3.01)
Redemption fees	-***	-***	.01	-
Net asset value, end of period	$ 21.17	$ 17.62	$ 17.70	$ 20.33
Total Return (%)[c]	20.15	(.45)	(12.94)	(12.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	4	4	1
Ratio of expenses (%)	2.41	2.31	2.25	2.16*
Ratio of net investment income (loss) (%)	(1.73)	(1.72)	(1.75)	(1.50)*
Portfolio turnover rate (%)	62	53	62	65
[a] For the period December 29, 2000 (commencement of operations of Class C shares) to May 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class I
Years Ended May 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.19	$ 18.05	$ 20.44	$ 23.34
Income (loss) from investment operations: Net investment income (loss)[b]	(.11)	(.09)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	4.04	.23	(2.31)	(2.88)
Total from investment operations	3.93	.14	(2.40)	(2.90)
Redemption fees	-***	-***	.01	-
Net asset value, end of period	$ 22.12	$ 18.19	$ 18.05	$ 20.44
Total Return (%)	21.60[c]	.78	(11.69)	(12.43)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.03	.04	.01	-
Ratio of expenses before expense reductions (%)	1.27	1.11	.95	.95*
Ratio of expenses after expense reductions (%)	1.20	1.11	.95	.95*
Ratio of net investment income (loss) (%)	(.52)	(.52)	(.45)	(.29)*
Portfolio turnover rate (%)	62	53	62	65
[a] For the period December 29, 2000 (commencement of operations of Class I shares) to May 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class AARP
Years Ended May 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.09	$ 17.98	$ 20.43	$ 24.89
Income (loss) from investment operations: Net investment income (loss)[b]	(.15)	(.11)	(.14)	(.07)
Net realized and unrealized gain (loss) on investment transactions	4.03	.22	(2.32)	(3.73)
Total from investment operations	3.88	.11	(2.46)	(3.80)
Less distributions from: Net realized gains on investment transactions	-	-	-	(.69)
Redemption fees	-***	-***	.01	.03
Net asset value, end of period	$ 21.97	$ 18.09	$ 17.98	$ 20.43
Total Return (%)	21.45	.61	(11.99)	(15.48)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	24	30	35
Ratio of expenses (%)	1.38	1.28	1.20	1.20*
Ratio of net investment income (loss) (%)	(.70)	(.69)	(.70)	(.54)*
Portfolio turnover rate (%)	62	53	62	65
[a] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended May 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 18.09	$ 17.99	$ 20.44	$ 18.32	$ 12.93
Income (loss) from investment operations: Net investment income (loss)[a]	(.15)	(.11)	(.14)	(.14)	(.17)
Net realized and unrealized gain (loss) on investment transactions	4.02	.21	(2.32)	2.88	5.54
Total from investment operations	3.87	.10	(2.46)	2.74	5.37
Less distributions from: Net realized gains on investment transactions	-	-	-	(.69)	-
Redemption fees	-*	-*	.01	.07	.02
Net asset value, end of period	$ 21.96	$ 18.09	$ 17.99	$ 20.44	$ 18.32
Total Return (%)	21.39[b]	.56	(11.99)	14.88	41.69[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	150	122	143	188	94
Ratio of expenses before expense reductions (%)	1.39	1.28	1.20	1.31	1.89[c]
Ratio of expenses after expense reductions (%)	1.39	1.28	1.20	1.31	1.83[c]
Ratio of net investment income (loss) (%)	(.71)	(.69)	(.70)	(.64)	(1.10)
Portfolio turnover rate (%)	62	53	62	65	142
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.79% and 1.75%, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Health Care Fund (the "Fund") is a non-diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $24,906,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2010 ($9,551,000) and May 31, 2011 ($15,355,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (24,906,000)
Unrealized appreciation (depreciation) on investments	$ 52,600,539

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended May 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $163,067,737 and $133,964,700, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $500,000,000 of the Fund's average daily net assets and 0.80% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended May 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.55%, 0.57%, 0.56%, 0.45%, 0.54% and 0.54% of the average daily net assets for Class A, B, C, I, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004 and beginning April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period June 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$ 132,303
Class B	66,172
Class C	26,445
Class I	192
Class AARP	146,855
Class S	617,296
$ 989,263

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.40%, 1.42%, 1.41%, 1.30%, 1.39% and 1.39% of average daily net assets for Class A, B, C, I, AARP and S shares, respectively (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

In addition, for the period April 1, 2004 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its fees on Class A and Class B shares of the Fund to the extent necessary to maintain the operating expenses of Class A at 1.39% and Class B at 1.41% of average daily net assets excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses. For the year ended May 31, 2004, the Advisor has agreed to reimburse the Fund an additional $4,687.

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through May 31, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2004
Class A	$ 17,873	$ -	$ 17,873
Class B	10,797	732	10,065
Class C	4,209	-	4,209
Class I	11	-	11
Class AARP	19,764	-	19,764
Class S	65,575	-	65,575
	$ 118,229	$ 732	$ 117,497

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through May 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $7,747, all of which is unpaid at May 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2004
Class B	$ 107,032	$ 10,119
Class C	44,107	4,295
	$ 151,139	$ 14,414

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2004	Effective Rate
Class A	$ 59,927	$ 5,534.20%
Class B	35,076	3,029.25%
Class C	14,587	1,548.25%
	$ 109,590	$ 10,111

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended May 31, 2004, aggregated $64,782 and $1,054, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2004, the CDSC for Class B and C shares aggregated $35,159 and $36, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2004, SDI received $51.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregated net assets of the AARP Classes become larger, are as follows: 0.07% of the first $6 billion of net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2004, there were no custodian credits earned.

E. Securities Lending

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of foreign denominated securities on loan. The Fund may invest the cash collateral in Daily Assets Fund Institutional, an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2004		Year Ended May 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	978,863	$ 20,418,254	782,624	$ 12,387,814
Class B	274,515	5,444,136	276,804	4,380,934
Class C	176,387	3,500,590	118,235	1,867,015
Class I	1,666	31,789	1,652.7	26,685
Class AARP	934,020	19,330,181	169,789	2,737,934
Class S	1,240,714	25,694,705	1,007,182	16,102,235
		$ 74,419,655		$ 37,502,617
Shares redeemed
Class A	(472,384)	$ (9,714,405)	(417,287)	$ (6,587,672)
Class B	(179,777)	(3,602,249)	(294,047)	(4,541,718)
Class C	(86,743)	(1,773,187)	(123,505)	(1,895,945)
Class I	(2,394)	(49,102)	(219)	(3,968)
Class AARP	(271,357)	(5,630,318)	(513,699)	(8,008,337)
Class S	(1,167,441)	(24,082,346)	(2,202,038)	(34,772,361)
		$ (44,851,607)		$ (55,810,001)
Redemption fees		$ 38,171		$ 41,382
Net increase (decrease)
Class A	506,479	$ 10,703,849	365,337	$ 5,800,142
Class B	94,738	1,841,887	(17,243)	(160,784)
Class C	89,644	1,727,403	(5,270)	(28,930)
Class I	(728)	(17,313)	1,433.7	22,717
Class AARP	662,663	13,718,096	(343,910)	(5,259,073)
Class S	73,273	1,632,297	(1,194,856)	(18,640,074)
		$ 29,606,219		$ (18,266,002)

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Securities Trust and the Shareholders of Scudder Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Health Care Fund (the "Fund") at May 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 23, 2004	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of May 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management

Brenda Lyons (1963) President, 2003-present	Managing Director, Deutsche Asset Management
John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Charles A. Rizzo (1957) Treasurer and Chief Financial Officer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: 345 Park Avenue, New York, New York
4 Address: One South Street, Baltimore, Maryland

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SUHAX	SUHBX	SUHCX
CUSIP Number	811196-815	811196-799	811196-781
Fund Number	452	652	752

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SHCAX	SCHLX
Fund Number	152	352

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, May 31, 2004, Scudder Health Care Fund, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                            SCUDDER HEALTH CARE FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
       Fiscal      Audit
        Year        Fees       Audit-Related    Tax Fees         All Other
       Ended       Billed      Fees Billed       Billed        Fees Billed
       May 31,    to Fund       to Fund         to Fund          to Fund
--------------------------------------------------------------------------------
2004              $45,500        $185           $6,900            $0
--------------------------------------------------------------------------------
2003              $40,000       $1,846          $5,800            $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                      Audit-Related           Tax Fees             All Other
         Fiscal      Fees Billed to           Billed to           Fees Billed
         Year          Adviser and           Adviser and        to Adviser and
         Ended       Affiliated Fund       Affiliated Fund      Affiliated Fund
        May 31,     Service Providers     Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                  $542,483                 $0                    $0
--------------------------------------------------------------------------------
2003                  $537,013               $55,500                 $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                      Total
                                    Non-Audit
                                 Fees billed to         Total
                                   Adviser and        Non-Audit
                                 Affiliated Fund        Fees
                               Service Providers      billed to
                                 (engagements        Adviser and
                                related directly    Affiliated
                                     to the            Fund
                     Total     operations and        Service
                   Non-Audit      financial         Providers
                     Fees         reporting           (all
      Fiscal        Billed         of the             other         Total of
       Year        to Fund          Fund)          engagements      (A),(B)
      Ended
      May 31,         (A)           (B)                (C)          and (C)
--------------------------------------------------------------------------------
2004                $6,900           $0            $1,681,369     $1,688,269
--------------------------------------------------------------------------------
2003                $5,800        $55,500          $17,300,168    $17,361,468
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Health Care Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Health Care Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 29, 2004
                                    ---------------------------------